                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06071

                          SCUDDER INSTITUTIONAL FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       6/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Daily Assets Fund Institutional

Annual Report
to Shareholders

June 30, 2004

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Christine C. Haddad discusses the market environment and the portfolio management team's approach to managing Daily Assets Fund Institutional during its most fiscal year ended June 30, 2004.

Q: Will you discuss the market environment for the fund during the 12-month period ended June 30?

A: In June 2003, the Federal Reserve lowered the federal funds rate by 25 basis points to 1% - which we expected - while much of Wall Street was anticipating a 50-basis-point cut. The faltering US economy began to stabilize in late summer/early fall 2003, and the money market yield curve steepened somewhat, indicating slightly higher rates for longer maturities. At that time, longer maturities sold off - and their corresponding interest rates rose - in anticipation of future Fed interest rate increases meant to dampen inflationary pressures. As a result, we were able to extend the fund's maturity. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% Gross Domestic Product (GDP) growth for the third and fourth quarters, respectively - the market's focus turned to job creation: i.e., when would sufficient jobs be created in order to take up excess economic capacity and cause the Fed to switch from an accommodative to a tightening bias?

With every monthly announcement by the government during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.1 At its meetings during the first quarter, the Fed held short-term interest rates steady, and the market's forecast for the start of Fed tightening was pushed back to late 2004 or early 2005. We kept the fund's weighted average maturity at the longer end of its range during this period to capture additional yield.

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting federal funds rate increases as early as June. The May jobs report was also strong, and the Fed now hinted that it would change its policy and begin to raise interest rates "at a measured pace" in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. The Fed finally acted during its late June meetings, raising the federal funds rate by 25 basis points, and stating that it would conduct its credit tightening program "at a pace that is likely to be measured."

Q: In light of market conditions during the period, what has been the fund's strategy?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund's portfolio to meet liquidity needs. During the first quarter of 2004, we increased the fund's allocation in floating-rate securities. The purpose of this strategy was to position the fund to benefit if the economy began to create more jobs and the Fed decided to switch to a tightening bias earlier than expected. The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating-rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate. Our decision to increase the fund's allocation in floating-rate securities worked well during the period when short-term interest rates rose following the issuance of more favorable economic and job growth statistics. Toward the close of the period, we began to decrease the fund's average maturity slightly so that more of the fund's securities would mature more quickly. We would then plan to invest at higher interest rates when the Fed began to increase the federal funds rate. On June 30, 2004 the fund's average maturity was 50 days.

Q: How did the fund perform over its most recent fiscal year?

A: During the 12-month period ended June 30, 2004, Daily Assets Fund Institutional's seven-day annualized yield increased from 1.08% on June 30, 2003, to 1.14% on June 30, 2004. For the 12-month period ended June 30, 2004, the fund returned 1.02%, compared with the 0.72% average return of the iMoneyNet First Tier Institutional Money Funds Average.2 Yields are historical, do not guarantee future results and will fluctuate.

2 The iMoneyNet First Tier Institutional Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes institutional money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
7-day current yield
June 30, 2004	1.14%*
December 31, 2003	1.05%*

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at 1-800-730-1313 for the product's most recent month-end performance.

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 1.06% as of June 30, 2004 and 0.91% as of December 31, 2003.

Given the volatility of the money market yield curve, during the third and fourth quarter of 2003, we were able to pick up some additional yield for the fund as short-term rates rose. However, through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. The curve flattening occurred as market participants bought longer-term money market issues and sent their interest rates lower, thinking that the Fed wouldn't act to raise rates as quickly as had been anticipated. As securities within the portfolio matured, we invested at lower interest rate levels. When short-term interest rates spiked during the second quarter, the fund benefited from its approximately 25% allocation in floating-rate securities. But while we now expect the Fed to raise interest rates at least once more during the summer, we are reserving judgment about further rate increases beyond that point because the extent of US economic recovery is not yet clear. We are therefore maintaining a conservative maturity stance at present.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we've said. At the time, we were anticipating a federal funds rate increase in August at the earliest. The news about jobs, and the market's reaction in raising short-term interest rates dramatically, detracted from performance as the fund's average maturity was longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend the fund's maturity.

Q: Do you foresee any change in your management strategies?

A: We will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of June 30, 2004

	Principal Amount ($)	Value ($)

Certificate of Deposit and Bank Notes 19.5%
ABN AMRO Bank NV:
1.17%, 1/3/2005	25,000,000	25,000,000
1.2%, 10/19/2004	20,000,000	20,001,820
Alliance & Leicester PLC, 1.245%, 10/27/2004	25,000,000	24,996,333
Barclays Bank PLC:
1.21%, 10/19/2004	10,000,000	10,000,910
1.27%, 1/12/2005	25,000,000	25,000,000
BNP Paribas SA, 1.105%, 8/10/2004	75,000,000	75,000,416
Credit Agricole Indosuez SA:
1.125%, 9/21/2004	20,000,000	20,000,226
1.18%, 10/29/2004	25,000,000	25,000,000
1.2%, 12/31/2004	25,000,000	25,000,000
1.27%, 12/31/2004	10,000,000	10,000,949
Credit Lyonnais AG, 1.14%, 12/31/2004	22,000,000	22,000,000
Depfa Bank Europe PLC, 1.335%, 1/18/2005	25,000,000	25,000,000
HBOS Treasury Service PLC:
1.1%, 7/30/2004	20,000,000	20,000,000
1.1%, 8/5/2004	45,000,000	45,000,000
1.1%, 8/17/2004	20,000,000	20,000,000
HSBC Bank USA, 1.32%, 1/18/2005	25,000,000	25,000,000
KBC Bank NV, 1.17%, 10/27/2004	15,000,000	15,000,000
Natexis Banque NY, 1.115%, 8/11/2004	50,000,000	50,000,268
Nationwide Building Society, 1.1%, 9/9/2004	35,000,000	35,000,677
Societe Generale:
1.17%, 10/22/2004	15,000,000	15,000,000
1.185%, 1/4/2005	25,000,000	25,000,000
SouthTrust Bank, 1.08%, 9/7/2004	75,000,000	75,000,000
Toronto Dominion Bank:
1.14%, 12/30/2004	25,000,000	25,000,000
1.25%, 12/31/2004	40,000,000	40,023,946
UniCredito Italiano SpA:
1.11%, 8/10/2004	35,000,000	35,000,000
1.18%, 8/16/2004	25,000,000	25,000,000
Total Certificate of Deposit and Bank Notes (Cost $757,025,545)		757,025,545

Commercial Paper** 35.9%
Bank of Ireland, 1.12%, 8/27/2004	100,000,000	99,822,667
Beta Finance, Inc., 1.27%, 10/29/2004	25,000,000	24,894,167
Cancara Asset Securitization LLC:
1.09%, 7/30/2004	30,087,000	30,060,582
1.25%, 7/22/2004	25,000,000	24,981,771
CIT Group, Inc.:
1.0%, 8/23/2004	12,000,000	11,980,390
1.075%, 8/2/2004	20,000,000	19,980,889
1.15%, 8/16/2004	20,000,000	19,970,611
1.26%, 10/12/2004	50,000,000	49,819,750
Depfa Bank PLC:
1.0%, 10/22/2004	15,000,000	14,947,737
1.185%, 10/26/2004	5,000,000	5,000,000
GE Capital International Funding, Inc.:
1.49%, 9/20/2004	100,000,000	99,664,750
1.5%, 11/17/2004	25,000,000	24,855,208
Government of Quebec, 1.45%, 1/11/2005	36,500,000	36,214,793
Grampain Funding Ltd.:
1.0%, 7/8/2004	2,000,000	1,999,572
1.08%, 7/13/2004	35,000,000	34,987,400
1.1%, 8/9/2004	10,000,000	9,988,084
Greyhawk Funding LLC:
1.09%, 7/19/2004	25,000,000	24,986,375
1.26%, 7/28/2004	75,000,000	74,929,125
HSH Norbank AG London:
1.085%, 7/26/2004	75,000,000	74,943,490
1.09%, 7/29/2004	70,000,000	69,940,655
Irish Life and Permanent PLC:
1.08%, 7/8/2004	12,000,000	11,997,480
1.1%, 8/2/2004	49,279,000	49,230,816
1.2%, 8/12/2004	25,000,000	24,965,000
K2 (USA) LLC, 1.08%, 9/21/2004	25,000,000	24,938,500
Lake Constance Funding LLC:
1.19%, 8/12/2004	62,000,000	61,913,923
1.5%, 9/14/2004	22,000,000	21,931,250
Liberty Street Funding Corp., 1.21%, 7/6/2004	50,000,000	49,991,597
Old Line Funding Corp., 1.26%, 7/26/2004	42,560,000	42,522,760
Prudential PLC, 1.1%, 8/5/2004	65,000,000	64,930,486
Sheffield Receivables Corp.:
1.25%, 1/25/2005	45,000,000	44,997,421
1.26%, 7/21/2004	80,000,000	79,944,000
Svenska Handlesbanken, Inc.:
1.09%, 8/3/2004	68,000,000	67,932,057
1.175%, 10/19/2004	25,000,000	24,910,243
Tulip Funding Corp., 1.28%, 8/31/2004	25,000,000	24,945,778
Westdeutsche Landesbank AG, 1.19%, 8/12/2004	50,000,000	49,930,583
Total Commercial Paper (Cost $1,399,049,910)		1,399,049,910

Floating Rate Notes* 22.9%
Banco Bilbao Vizcaya NA, 1.25%, 6/1/2005	65,000,000	64,994,413
BankAmerica Corp., 1.44%, 5/13/2005	5,750,000	5,759,983
Bear Stearns & Co., Inc., 2.15%, 3/29/2005	175,000,000	175,000,000
Canadian Imperial Bank, 1.27%, 5/31/2005	50,000,000	49,987,561
Canadian Imperial Bank of Commerce, 1.21%, 7/12/2005	55,000,000	55,055,709
CC (USA), Inc., 144A, 1.33%, 11/15/2004	25,000,000	25,010,415
Depfa Bank PLC, 1.27%, 6/15/2005	25,000,000	25,000,000
International Lease Finance Corp., 2.5%, 10/18/2004	10,000,000	10,041,219
Lehman Brothers Holdings, Inc., 1.123%, 9/7/2004	35,000,000	35,000,000
Merrill Lynch & Co., Inc.:
1.131%, 2/4/2005	25,000,000	25,000,000
1.869%, 6/13/2005	15,000,000	15,064,938
Morgan Stanley:
1.23%, 7/23/2004	20,000,000	20,000,000
1.23%, 1/5/2005	20,000,000	20,000,000
1.23%, 2/18/2005	150,000,000	150,000,000
Natexis Banque NY:
1.11%, 6/9/2005	60,000,000	59,985,791
1.138%, 12/13/2004	25,000,000	24,997,154
National City Bank, 1.174%, 6/10/2005	50,000,000	50,016,615
Norddeutsche Landesbank Girozentrale, 1.52%, 3/29/2005	50,000,000	49,996,311
Royal Bank of Scotland NY PLC, 1.205%, 6/20/2005	5,000,000	4,998,284
US Bank NA, 1.669%, 6/14/2005	7,000,000	7,016,478
Westlb AG, 1.56%, 12/17/2004	21,000,000	21,002,594
Total Floating Rate Notes (Cost $893,927,465)		893,927,465

US Government Agency Sponsored Pass-Thrus 0.7%
Federal Home Loan Bank, 1.344%**, 9/12/2005 (Cost $24,981,958)	25,000,000	24,981,958

US Government Sponsored Agencies 1.9%
Federal Home Loan Mortgage Corp.:
1.4%, 1/11/2005	30,212,000	29,984,067
1.47%, 9/30/2004	25,000,000	24,907,104
Federal National Mortgage Association:
1.0%, 9/10/2004	10,000,000	9,978,700
1.81%, 5/27/2005	10,000,000	10,000,000
Total US Government Sponsored Agencies (Cost $74,869,871)		74,869,871

Asset Backed 1.0%
Granite Mortgage PLC, "1A1" Series 2004-1, 1.24%, 12/20/2004	9,991,562	9,991,562
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	5,193,454	5,193,454
Permanent Financing PLC, "1A", Series 4, 1.13%, 3/10/2005	25,000,000	25,000,000
Total Asset Backed (Cost $40,185,016)		40,185,016

Guaranteed Investment Contracts 0.5%
Travelers Insurance Co., 1.24%*, 1/27/2005 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Note 2.8%
Goldman Sachs Group, Inc.:
1.24%, 7/8/2004	20,000,000	20,000,000
1.26%, 11/8/2004	35,000,000	35,000,000
1.31%, 9/3/2004	15,000,000	15,000,000
1.31%, 11/24/2004	35,000,000	35,000,000
1.47%, 1/7/2005	5,000,000	5,000,000
Total Promissory Note (Cost $110,000,000)		110,000,000

Repurchase Agreements*** 14.8%
Bank of America Tri Party Repo, 1.57%, dated 6/30/2004, to be repurchased at $150,006,542 on 7/1/2004 (b)	150,000,000	150,000,000
Countrywide Tri Party Repo, 1.55%, dated 6/30/2004, to be repurchased at $200,008,611 on 7/1/2004 (c)	200,000,000	200,000,000
J.P. Morgan Chase, Inc. Tri Party Repo, 1.6%, dated 6/30/2004, to be repurchased at $125,392,097 on 7/1/2004 (d)	125,386,524	125,386,524
UBS Securities LLC Tri Party Repo, 1.6%, dated 6/30/2004, to be repurchased at $100,004,444 on 7/1/2004 (e)	100,000,000	100,000,000
Total Repurchase Agreements (Cost $575,386,524)		575,386,524
Total Investment Portfolio - 100.0% (Cost $3,895,426,289) (a)		3,895,426,289

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.
** Annualized yield at time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury, Government agency or other securities.
(a) Cost for federal income tax purposes was $3,895,426,289.
(b) Collateralized by:
Par Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

121,182,199	Federal National Mortgage Association	4.25- 7.00	6/1/2024- 7/1/2033	124,620,069
29,470,496	Fannie Mae	5.00	10/1/2018- 4/1/2024	29,033,370
Total Collateral Value				153,653,439

(c) Collateralized by:
Par Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

172,660,267	Fannie Mae	6.5	3/1/2034	179,085,384
26,587,186	Fannie Mae	5.0	7/1/2033	25,601,460
Total Collateral Value				204,686,844

(d) Collateralized by:
Par Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

25,183,531	Fannie Mae Strip, Series 338	-	6/1/2033	16,963,172
77,206,516	Fannie Mae Strip, Series 347	-	1/1/2034	51,879,508
86,088,723	Fannie Mae Strip	-	3/1/2034	60,308,502
Total Collateral Value				129,151,182

(e) Collateralized by:
Par Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

14,228,062	Federal Home Loan Mortgage Corp.	2.815- 7.213	1/1/2028- 4/1/2034	17,535,521
86,065,005	Federal National Mortgage Association	2.626- 9.0	12/1/2012- 7/1/2034	84,496,939
Total Collateral Value				102,032,460

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004
Assets
Investments: Investments in securities, at amortized cost	$ 3,320,039,765
Repurchase agreements, at amortized cost	575,386,524
Total investments in securities, at amortized cost	3,895,426,289
Cash	359,480
Interest receivable	3,449,634
Other assets	3,090
Total assets	3,899,238,493
Liabilities
Dividends payable	3,597,095
Accrued management fee	18,947
Other accrued expenses and payables	189,702
Total liabilities	3,805,744
Net assets, at value	$ 3,895,432,749
Net Assets
Net assets consist of: Undistributed net investment income	206,199
Net unrealized appreciation (depreciation) on: Accumulated net realized gain (loss)	(473,316)
Paid-in capital	3,895,699,866
Net assets, at value	$ 3,895,432,749
Net Asset Value, offering and redemption price per share ($3,895,432,749 / 3,895,699,876 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2004
Investment Income
Income: Interest	$ 23,642,886
Expenses: Advisory fee	2,152,929
Administration and services fees	429,059
Auditing	41,628
Legal	20,130
Trustees' fees and expenses	122,554
Insurance expense	82,523
Reports to shareholders	29,088
Other	75,607
Total expenses, before expense reductions	2,953,518
Expense reductions	(1,360,263)
Total expenses, after expense reductions	1,593,255
Net investment income (loss)	22,049,631
Net realized gain (loss) on investment transactions	(473,316)
Net increase (decrease) in net assets resulting from operations	$ 21,576,315

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2004	2003
Operations: Net investment income	$ 22,049,631	$ 164,232,533
Net realized gain (loss) on investment transactions	(473,316)	955,449
Net increase (decrease) in net assets resulting from operations	21,576,315	165,187,982
Distributions to shareholders from: Net investment income and short-term gains	(22,053,611)	(168,771,318)
Fund share transactions: Proceeds from shares sold	9,477,790,715	24,272,401,449
Reinvestment of distributions	938,109	4,153,357
Cost of shares redeemed	(11,171,816,078)	(31,498,448,702)
Net increase (decrease) in net assets from Fund share transactions	(1,693,087,254)	(7,221,893,896)
Increase (decrease) in net assets	(1,693,564,550)	(7,225,477,232)
Net assets at beginning of period	5,588,997,299	12,814,474,531
Net assets at end of period (including undistributed net investment income of $206,199 and $0, respectively)	$ 3,895,432,749	$ 5,588,997,299
Other Information
Shares outstanding at beginning of period	5,588,787,122	12,810,681,015
Shares sold	9,477,790,716	24,272,401,452
Shares issued in reinvestment of distributions	938,109	4,153,357
Shares redeemed	(11,171,816,071)	(31,498,448,702)
Net increase (decrease) in Fund shares	(1,693,087,246)	(7,221,893,893)
Shares outstanding at end of period	3,895,699,876	5,588,787,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.01	.015	.03	.06	.06
Net realized gain (loss) on investment transactions[a]	-	-	-	-	-
Total from investment operations	.01	.015	.03	.06	.06
Less distributions from: Net investment income	(.01)	(.015)	(.03)	(.06)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.02[b]	1.47[b]	2.64	6.07	5.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,895	5,589	12,814	13,747	8,845
Ratio of expenses, before expense reductions (%)	.14	.13	.12	.12	.12
Ratio of expenses, after expense reductions (%)	.07	.12	.12	.12	.12
Ratio of net investment income (%)	1.03	1.50	2.52	5.78	5.75
[a] Less than $.005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

Scudder Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a Massachusetts business trust. Daily Assets Fund Institutional (the "Fund") is one of the funds the Trust offers to institutional and "accredited" investors as defined under the Securities Act of 1933.

Shares of the Fund are sold primarily to clients and customers of Deutsche Bank (the "Bank"), an affiliate of the Advisor, that participate in the Bank's securities lending program.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

D. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $473,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 (the expiration date), whichever occurs first.

E. Distributions of Income

The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 3,848,923
Capital loss carryforwards	473,000

In addition, during the years ended June 30, 2004 and June 30, 2003 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2004	2003
Distributions from ordinary income*	$ 22,053,611	$ 168,771,318

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

F. Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

	Total Aggregated	Amount Waived	Annualized Effective Rate
Daily Assets Fund Institutional	$ 2,152,929	$ 1,337,178.04%

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.02%.

For the period from July 1, 2003 through February 28, 2004, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.12% of the average daily net assets of the Fund.

In addition, for the period from March 1, 2004 through October 31, 2005, the Advisor and Administrator contractually agreed to waived their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.07%

Furthermore, effective for the period from December 3, 2003, through June 30, 2004 the Advisor and the Administrator voluntarily agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund.

For the year ended June 30, 2004, the Advisor had agreed to reimburse the Fund an additional $26,079 for expenses.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC maintains the shareholder account records for the Fund. Pursuant to a sub-transfer agency agreement, between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agency and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not the Fund.

ICCC is also the Fund's accounting agent. ICCC has designated Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, to provide the fund accounting services. SFAC and ICCC have in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. State Street Bank and Trust Company is the Fund's custodian.

As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3-Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

Note 4-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Institutional Funds and Shareholders of Daily Assets Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Assets Fund Institutional (the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts August 20, 2004

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	66
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management.

Brenda Lyons[6] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[6] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with the Scudder Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street Boston, MA 02110
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Exclusive Placement Agent	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148
CUSIP Number	811162 809
Fund Number	538

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2004, Scudder Institutional Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         DAILY ASSETS FUND INSTITUTIONAL
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ ------------ ------------------- --------------- -----------------
Fiscal Year      Audit                          Tax Fees            All Other
   Ended      Fees Billed    Audit-Related     Billed to          Fees Billed
  June 30,      to Fund   Fees Billed to Fund     Fund              to Fund
------------ ------------ ------------------- --------------- -----------------
2004            $34,500           $185           $3,100               $0
------------ ------------ ------------------- --------------- -----------------
2003            $19,000          $1,205          $2,850               $0
------------ ------------ ------------------- --------------- -----------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

------------ --------------------- ---------------------- -------------------
                 Audit-Related                                   All
                Fees Billed to       Tax Fees Billed to    Other Fees Billed
Fiscal Year       Adviser and            Adviser and         to Adviser and
  Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
 June 30,     Service Providers      Service Providers    Service Providers
------------ --------------------- ---------------------- -------------------
2004               $807,051                 $0                    $0
------------ --------------------- ---------------------- -------------------
2003               $537,013               $55,500                 $0
------------ --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ ---------------- ----------------------- ---------------- -----------------
                                Total Non-Audit Fees
                             billed to Adviser and     Total Non-Audit
                                Affiliated Fund        Fees billed to
                                Service Providers       Adviser and
                               (engagements related   Affiliated Fund
                                 directly to the         Service
                 Total           operations and         Providers
              Non-Audit Fees   financial reporting      (all other
Fiscal Year   Billed to Fund       of the Fund)        engagements)    Total of (A), (B)
  Ended
 June 30,           (A)                (B)                  (C)            and (C)
------------ ---------------- ----------------------- ---------------- -----------------
2004              $3,100                $0              $1,722,293       $1,725,393
------------ ---------------- ----------------------- ---------------- -----------------
2003              $2,850             $55,500            $6,200,636       $6,258,986
------------ ---------------- ----------------------- ---------------- -----------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Daily Assets Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Deutsche Daily Assets Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004